2Q 2023 Investor Presentation Exhibit 99.2 July 26, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the CRA and fair lending laws, the USA PATRIOT ACT, OFAC guidelines and requirements, the BSA, and the related FinCEN and FFIEC Guidelines and regulations (as each of such terms and acronyms is defined below); lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing financial institutions and non-banks; variable interest rates tied to London Interbank Offered rate (LIBOR) that are no longer be available to us; exposure to losses in collateralized loan obligation securities; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating and accounting controls; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti- takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the repercussions of the COVID-19 pandemic and the U.S., state and local government’s response to the pandemic; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $31.0 Billion Total RBC3** 12.90% LHFI1 $18.3 Billion CET14** 10.76% Deposits $23.6 Billion Leverage** 7.99% ACL2/LHFI 1.23% TCE5 6.40% 1Loans held for investment (LHFI) 3Risk based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common equity (TCE) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $2.5 Billion Annualized Dividend Yield 7.5% Branch Network 307 banking offices Sub Debt Rating Kroll BBB 3 307 banking offices in 14 states * Calculated using closing stock price of $23.84 as of 6/30/2023 ** Preliminary estimates - may be subject to change

q Shareholder value creation is a top priority - building long-term value for all stakeholders, directly aligned with management compensation q Experienced leadership team q Diverse Board advising on strategy, overseeing risk and aligned with shareholders q Economically Diverse and Growing Footprint with 307 branches across 14 northwest and midwest states q Balance Sheet Strength - diverse loan portfolio, granular core funded deposit base, strong liquidity profile and strong capital position q Emphasis on risk management with a conservative credit strategy q Highly experienced bank acquirer - 8 successful acquisitions over the last 10 years FIBK INVESTMENT THESIS 4

SECOND QUARTER 2023 HIGHLIGHTS Earnings • Net income of $67.0 million, or $0.65 per share, included $0.01 of selected items in Q2 2023, mainly $1.9 million of severance • Net interest margin1 (NIM) of 3.12%, a decrease of 24 basis points from Q1 2023; adjusted NIM of 3.05%2, a decrease of 24 basis points from Q1 2023, primarily a result of the continued shift in the funding mix to higher-cost deposits and borrowings • Company remains committed to controlling expenses and completed the restructuring of our mortgage business, resulting in a net reduction to staff of 70 and an estimated annualized cost reduction of $6.9 million • Efficiency ratio of 61.0%; adjusted efficiency ratio of 60.7%2 Balance Sheet • Modest loan growth of $17.7 million, or 0.4% annualized, from 3/31, with growth in CRE largely offset by declines in construction and consumer balances • Total deposits declined $527.8 million or 2.2% from 3/31, as expected, but grew in the month of June with normal seasonality; the Company continued to have no brokered deposit balances • The Company’s balance sheet consistently maintains a strong liquidity position, with a Loan/deposit ratio of 77.5% at 6/30 Asset Quality • Overall, credit quality remains strong; Total criticized loans increased $20.0 million, or 3.2%, or just 3.5% of total loans HFI • Total non-performing loans of $92.8 million increased 8.8% from 3/31; reflecting 0.51% of LHFI, with an ACL coverage ratio of 242.0% at 6/30 • Net charge-offs (NCOs) were $11.4 million, or an annualized 25 basis points of average loans outstanding, of which approximately 85% is attributable to one metro office construction credit • While the total ACL increased modestly, there was a redistribution to the unfunded allowance from funded, which drove the decline to 1.23% of LHFI at 6/30 compared to 1.24% at 3/31 Capital • Paid a quarterly cash dividend of $0.47 per share, for an annualized yield of 7.5% in Q2 2023 • Exceeded all regulatory capital adequacy requirements; CET1 of 10.76%3 and total RBC of 12.90%3 at 6/30 5 1 Net interest margin is calculated using fully-taxable equivalent (FTE) net interest income 2 See non-GAAP table in appendix for reconciliation 3 Preliminary estimates - may be subject to change

SECOND QUARTER 2023 RESULTS Summary of Q2 2023 Results Dollars in millions, except per share data 2Q23 Net interest income $218.4 Provision for credit losses 11.7 Non-interest income 44.1 Non-interest expense 163.9 Income before taxes 86.9 Income taxes 19.9 Net income $67.0 Diluted earnings per share (EPS) $0.65 Q2 2023 Selected items impact Dollars in millions, except per share data Income Statement Geography Pre-tax (in MM) After-tax (in MM) Reported EPS Impact Severance Expense Salaries and Wages $(1.9) $(1.5) $(0.01) Investment securities loss (0.1) (0.1) — Totals $(2.0) $(1.6) $(0.01) 6 Notes: • Q2 2023 results include $3.0 million in additional provision for unfunded commitments, reported through the provision for loan losses

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 48% Construction RE, 10% Residential RE, 12% Agriculture RE, 4% Consumer, 5%Commercial, 17% Agriculture, 4% Loans by Geography MT, 15% WY, 5% ID, 5% WA, 8% OR, 9% SD, 10%ND, 2% NE, 6% IA, 10% KS, 2% AZ, 6% CO, 7% Other, 15% Revolving Commitments ($MM) $3.1 $3.2 $3.2 $3.2 $3.1 37.9% 37.1% 36.8% 37.1% 37.1% Unfunded Funded 2Q22 3Q22 4Q22 1Q23 2Q23 7 Loan Highlights: • Loan growth of $17.7 million in Q2, or 0.4% annualized • Non-revolving unfunded commitments of $1.6 billion at 6/30 • Commercial real estate (RE) commitments are 34.0% owner- occupied $18.3B Balances as of June 30, 2023

CRE OFFICE EXPOSURE 8 Highlights: • Totals include General Office exposure for all Non-Owner Occupied CRE and Construction loan products, which totals 4.0% of total loans at 6/30. Metro exposure totals <1.0% of total loans at 6/30 ◦ Metro Office Construction totals 2 deals for $24.7 million • $325.0 million of Total CRE exposure with current yields under 5.25% will mature within the next 12 months, with <$16.5 million being CRE Office Balances as of June 30, 2023 1Metro is defined as Seattle, Portland, Phoenix, Minneapolis, Denver and Kansas City Loan Balance ($MM) < $5MM $5MM - $10MM $10MM - $20MM >= $20MM Grand Total Metro1 $37.3 $28.0 $24.7 $46.7 $136.8 Mid-Metro $16.8 $18.0 $23.5 $58.3 Non-Metro $265.7 $71.0 $133.4 $68.7 $538.8 Grand Total $319.8 $117.1 $181.6 $115.4 $733.9 Loan Count < $5MM $5MM - $10MM $10MM - $20MM >= $20MM Grand Total Metro1 16 4 2 2 24 Mid-Metro 15 3 2 20 Non-Metro 279 10 9 2 300 Grand Total 310 17 13 4 344

Deposits by State MT, 24% WY, 12% ID, 7% WA, 3% OR, 11% SD, 16% NE, 9% IA, 10% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits 49% 51% 52% 54% 53% 51% 49% 48% 46% 47% Total Consumer Deposits Total Business Deposits 2Q22 3Q22 4Q22 1Q23 2Q23 9 Deposit Highlights: • As expected, total deposits declined $527.8 million, or 2.2% during Q2 • Deposit balances increased by $375 million, or 1.6% in the month of June. Growth came late in the month, in line with historical seasonality • Deposit mix trending as expected, with a shift in the mix out of non- interest bearing into time balances. Expecting further migration of non-interest bearing to end the year around 25% • Cumulative cycle-to-date interest bearing deposit beta1 of 24% through June 30 Average Deposit Balances 30% 30% 29% 28% 27% 35% 33% 33% 34% 34% 6% 6% 7% 8% 11% 30% 31% 31% 29% 28% 0.06% 0.20% 0.44% 0.68% 0.91% Demand Savings Time Non-interest bearing Total Cost of Deposits 2Q22 3Q22 4Q22 1Q23 2Q23 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT Balances as of June 30, 2023 1Deposit beta measures the sensitivity of the bank’s deposit cost to changes in short-term interest rates

DIVERSE DEPOSIT BASE: CHANGES IN ACCOUNT BALANCES Deposit Changes by Account Balance ($MM) $0.6 $4.3 $2.9 $4.8 $3.3 $2.4 $3.8 $1.1 $1.0 $0.8 $0.6 $4.4 $2.9 $4.9 $3.0 $2.0 $3.0 $1.1 $0.9 $0.7 12/31/22 6/30/23 < $ 5K $5 K - $ 50 K $5 0K - $ 10 0K $1 00 K - $ 25 0K $2 50 K - $ 50 0K $5 00 K - $ 1M $1 M - $ 5M $5 M - $ 10 M $1 0M - $ 25 M > $ 25 M 10 Commercial Customer Deposit Balance Distribution < $ 5K $5 K - $ 50 K $5 0K - $ 10 0K $1 00 K - $ 25 0K $2 50 K - $ 50 0K $5 00 K - $ 1M $1 M - $ 5M $5 M - $ 10 M $1 0M - $ 25 M > $ 25 M 0% 10% 20% 30% Consumer Customer Deposit Balance Distribution < $ 5K $5 K - $ 50 K $5 0K - $ 10 0K $1 00 K - $ 25 0K $2 50 K - $ 50 0K $5 00 K - $ 1M $1 M - $ 5M $5 M - $ 10 M $1 0M - $ 25 M > $ 25 M 0% 10% 20% 30% 40% Deposit Highlights: • Average consumer account balances less than $20,000, with 76% less than $250K • Average business account balances approximately $90,000, with 54% less than $1M *Line items may not sum due to rounding

11 Uninsured vs Insured Deposit Mix 69% 70% 69% 72% 72% 31% 30% 31% 28% 28% Insured Deposits Uninsured Deposits¹ 2Q22 3Q22 4Q22 1Q23 2Q23 Deposit Highlights: • Insured deposits stable during period and are approximately $15.8 billion at 6/30 • Uninsured deposits not subject to collateralization are approximately $6.2 billion at 6/30. The Company continues to have zero brokered deposit funds at 6/30 • Immediate liquidity of approximately $10.3 billion at 6/30, or 1.7x uninsured deposit balances not subject to collateralization DIVERSE DEPOSIT BASE: UNINSURED VS INSURED MIX 1 Net of fully collateralized deposit balances

Total Risk-Based Capital Ratios 13.16% 12.50% 12.48% 12.63% 12.90% 11.09% 10.49% 10.45% 10.52% 10.76% 2.07% 2.01% 2.03% 2.11% 2.14% CET1 Total RBC 2Q22 3Q22 4Q22 1Q23 2Q23² CAPITAL AND LIQUIDITY Liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity¹ $30.36 $28.77 $29.43 $30.28 $29.72 $18.92 $17.01 $17.69 $18.57 $18.12 6.61% 5.90% 5.95% 6.37% 6.40% 10.20% 9.59% 9.52% 9.99% 10.08% TBVPS BVPS TCE Ratio CE Ratio 2Q22 3Q22 4Q22 1Q23 2Q23 12 LHFI to Deposit Ratio 63.9% 68.0% 72.2% 75.7% 77.5% 2Q22 3Q22 4Q22 1Q23 2Q23 Capital and Liquidity Highlights: • Annualized dividend yield of 7.5% based on Q2 average share price of $25.21 • TBVPS and TCE ratio declined during the quarter, as retained earnings were offset by accumulated other comprehensive income (AOCI). Q2 AOCI mark is equal to $4.37 of TBVPS • All capital ratios exceeded regulatory requirements 1 See Non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

ALLOWANCE FOR CREDIT LOSSES ACL ($MM) and Funded ACL/LHFI Ratio $226.6 $222.7 $236.3 $243.9 $245.4 $220.4 $213.0 $220.1 $226.1 $224.6 $6.2 $9.7 $16.2 $17.8 $20.8 1.28% 1.21% 1.22% 1.24% 1.23% Funded ACL Unfunded ACL Funded ACL % of LHFI 2Q22 3Q22 4Q22 1Q23 2Q23 13 ACL Highlights: • The Company migrated to a new CECL model during the second quarter of 2023, resulting in the redistribution of a portion of the total ACL from funded to unfunded • ACL coverage ratio to non-performing loans (NPLs) remains strong at 242.0% as of Q2 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 3/31/23 $226.1 $17.8 $3.3 $247.2 ACL Provision (Reversal) 9.9 3.0 (1.2) 11.7 Net Charge-offs 11.4 — — 11.4 ACL 6/30/23 $224.6 $20.8 $2.1 $247.5 * Line items may not sum due to rounding

ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $0.3 $12.0 $1.1 $6.2 $11.4 0.01% 0.27% 0.02% 0.14% 0.25% Net Charge-offs % of Average Loans 2Q22 3Q22 4Q22 1Q23 2Q23 Credit management resulted in stable asset quality Total NPLs ($MM) and ACL/NPL Ratios $109.9 $86.0 $65.6 $85.3 $92.8 200.5% 247.7% 335.5% 265.1% 242.0% NPLs ACL / NPL Ratio 2Q22 3Q22 4Q22 1Q23 2Q23 Total Criticized Loans ($MM) and Criticized Loan Ratio $780.0 $576.9 $615.1 $621.6 $641.6 4.5% 3.3% 3.4% 3.4% 3.5% Criticized Loans % of Total Loans 2Q22 3Q22 4Q22 1Q23 2Q23 14 Asset Quality Highlights: • Total non-performing loans at 6/30 increased by $7.5 million, or 8.8% from 3/31 • Approximately 85% of Q2 2023 NCOs are attributable to one metro office construction project

NET INTEREST INCOME (NII) Net Interest Income¹ ($MM) and Net Interest Margin¹ $241.1 $268.9 $260.7 $240.7 $220.2 $224.4 $251.2 $252.3 $235.5 $215.6 $16.7 $17.7 $8.4 $5.2 $4.6 3.25% 3.71% 3.61% 3.36% 3.12% 3.03% 3.47% 3.49% 3.29% 3.05% Adjusted NII ² Loan PAA Net Interest Margin Adjusted NIM ² 2Q22 3Q22 4Q22 1Q23 2Q23 15 Net Interest Income and Net Interest Margin Highlights: • $4.6 million total loan purchase accounting accretion (PAA) in Q2 2023, a decrease from $5.2 million in the prior quarter • Total remaining PAA of $74.9 million at 6/30 ◦ Scheduled accretion of $8.6 million/$16.4 million/$13.9 million for the remainder of FY23/FY24/FY25 • Q2 2023 NIM declined by 24 basis points, with the contribution from PAA remaining unchanged compared with the prior quarter • Excluding the impact from PAA, the Q2 2023 adjusted NIM2 declined by 24 basis points, primarily driven by a continued shift in mix of interest-bearing liabilities toward short-term borrowings, while increased interest-bearing deposit costs outpaced ex-PAA loan yield expansion. 1 Reported on a fully-taxable equivalent (“FTE”) basis 2 See Non-GAAP table in appendix for reconciliation

NET INTEREST INCOME (cont’d) 16 NIM Waterfall Analysis 3.36 0.03 (0.01) 0.01 (0.18) (0.01) (0.05) 0.02 0.03 (0.04) (0.04) 3.12 1Q 23 Lo an s Inv es tm en ts Cash Dep osi ts Re po s Bo rro wing s Lo an s Inv es tm en ts Dep osi ts Bo rro wing s 2Q 23 RATE IMPACT MIX IMPACT

LOAN PORTFOLIO RE-PRICING PROFILE Contractual Maturity/Re-pricing Buckets¹ ($B) $4.3 $3.4 $4.9 $2.8 $2.8 7.61% 4.81% 4.38% 4.61% 4.24% 1 M 2 - 12 M 1 - 3 Yr 3 - 5 Yr > 5 Yr $— $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 17 Loan Re-pricing Characteristics Fixed, 60% Variable, 11% Libor 1M, 7% SOFR 1M, 3% Adjustable excl Libor 1M & SOFR 1M, 19% 1 Contractual re-pricing benchmarks with Roll-off Coupon *Line items may not sum due to rounding

INVESTMENT PORTFOLIO 18 Total Portfolio Duration at Quarter End 3.9 3.9 3.7 3.8 3.7 2Q22 3Q22 4Q22 1Q23 2Q23 (in years) Projected Cash Flow ($MM) & Yield Roll-Off at Quarter-end $188.9 $168.1 $465.4 $166.5 $180.4 $207.8 2.32% 2.28% 2.23% 2.32% 2.41% 2.59% 3Q23E 4Q23E 1Q24E 2Q24E 3Q24E 4Q24E

19 Non-interest Income by Type ² Payment Services, 45% Mortgage Banking, 6% Wealth Management, 20% Deposit Service Charges, 13% Other Service Charges & Fees, 5% Other Income, 11% Dollars in millions 2Q22 1Q23 2Q23 Payment services revenues $ 19.5 $ 18.7 $ 20.1 Mortgage banking revenues 5.0 2.3 2.6 Wealth management revenues 9.3 9.0 8.8 Service charges on deposit accounts 6.3 5.2 5.8 Other service charges, commissions and fees 3.6 2.4 2.4 Investment securities losses, net (0.1) (23.4) (0.1) Other income 6.3 2.2 4.5 Total Reported Non-interest Revenue $ 49.9 $ 16.4 $ 44.1 % of Total Revenue 17.3% 6.4% 16.8 % Selected Items: Investment securities losses, net (0.1) (23.4) (0.1) Other income 1.7 — — Adj. Non-interest Revenue1 $ 48.3 $ 39.8 $ 44.2 NON-INTEREST INCOME 1 See Non-GAAP table in appendix for reconciliation 2 Excludes investment security loss; may not sum due to rounding

NON-INTEREST EXPENSE 20 Dollars in millions 2Q22 1Q23 2Q23 Salaries and wages $ 74.8 $ 65.6 $ 68.1 Employee benefits 19.4 22.8 19.3 Occupancy and equipment 17.0 18.4 17.3 Other intangible amortization 4.1 4.0 3.9 Other expenses 49.2 54.8 54.7 Other real estate owned expense — 0.2 0.6 Acquisition related expenses 45.8 — — Total Reported Non-interest Expense $ 210.3 $ 165.8 $ 163.9 Selected Items: Acquisition related expenses 45.8 — — Adj. Non-interest Expense2 $ 164.5 $ 165.8 $ 163.9 Non-interest Expense ($MM) and Efficiency Ratio 210.3 173.2 175.3 165.8 163.9164.5 168.7 170.1 165.8 163.9 71.4% 58.4% 57.1% 63.4% 61.0% 55.8% 52.4% 54.6% 58.0% 60.7% Total Non-interest Expenses Adjusted Non-interest Expenses ² Efficiency Ratio ¹ Adjusted Efficiency Ratio ² 2Q22 3Q22 4Q22 1Q23 2Q23 1 The ratio of the bank’s non-interest expense to revenue (per FDIC definition) 2 See Non-GAAP table in appendix for reconciliation Non-interest Expense Notes: • Q2 2023 results include $1.9 million in severance expense in salaries and wages

Balance Sheet • Loan growth expected to be low-single-digit end-of-period growth for full year • Securities cash flow and yield roll-off according to the graphic on slide 18 • Average earning assets will be modestly below $28 billion for the remainder of the year • Deposits assumed relatively stable through year-end Net Interest Income & Net Interest Margin • Ex-PAA, full-year NII down low-single-digits; assumes cumulative IB deposit beta by year-end ‘23 in low-to-mid 30s • NIM pressure expected to lessen in second half of the year relative to the first. For the balance of the year, adj. NIM, excluding PAA, is expected to modestly decline from the Q2 average. • Total PAA should approximate $8.6 million for the rest of the year, as detailed on slide 15 Fees and Expenses • Quarterly fee income for the remainder of 2023 is expected to be up low-to-mid single digits from reported Q2 2023 levels • Total operating expenses with an anticipated increase of 1 - 2% from a base of $647.1 million in 2022, excluding impact from FDIC special assessment Other • Effective tax rate anticipated to be ~23.5% for full-year 2023 2023 GUIDANCE SUMMARY 21 Preliminary estimates - may be subject to change

NON-GAAP FINANCIAL MEASURES 22 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted net interest margin; (vi) adjusted efficiency ratio; and (vii) adjusted return on average equity. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net interest income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted efficiency ratio is calculated as adjusted expense for efficiency ratio divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted return on average assets is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, mortgage servicing rights impairments and recoveries, and other income, adjusts its net interest margin (FTE) to exclude purchase accounting accretion, and adjusts net income to include non-PCD CECL day two provision expense, acquisition related expenses, mortgage servicing rights fair value adjustments, other income items, investment security gains and losses, and other expense items. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

2Q22 3Q22 4Q22 1Q23 2Q23 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,271.9 $ 3,005.5 $ 3,073.8 $ 3,160.3 $ 3,121.2 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,232.9 1,229.0 1,225.9 1,221.9 1,218.0 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,039.0 $ 1,776.5 $ 1,847.9 $ 1,938.4 $ 1,903.2 Total assets (GAAP) $ 32,061.8 $ 31,344.7 $ 32,287.8 $ 31,637.7 $ 30,976.3 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,232.9 1,229.0 1,225.9 1,221.9 1,218.0 Tangible assets (Non-GAAP) (C) $ 30,828.9 $ 30,115.7 $ 31,061.9 $ 30,415.8 $ 29,758.3 Common shares outstanding (L) 107,758 104,451 104,442 104,382 105,021 Book value per common share (GAAP) (A) / (L) $ 30.36 $ 28.77 $ 29.43 $ 30.28 $ 29.72 Tangible book value per common share (Non-GAAP) (B) / (L) 18.92 17.01 17.69 18.57 18.12 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 6.61% 5.90% 5.95% 6.37% 6.40 % NON-GAAP RECONCILIATION 23 * Line items may not sum due to rounding

2Q22 3Q22 4Q22 1Q23 2Q23 (Dollars in millions) Total non-interest expense $ 210.3 $ 173.2 $ 175.3 $ 165.8 $ 163.9 Less: Acquisition-related expense 45.8 4.0 3.9 — — Less: Litigation accrual — 0.5 1.3 — — Adjusted non-interest expense $ 164.5 $ 168.7 $ 170.1 $ 165.8 $ 163.9 Less: Intangible amortization 4.1 4.1 4.1 4.0 3.9 Less: Other real estate owned expense — — 2.2 0.2 0.6 Adjusted expense for efficiency ratio (A) $ 160.4 $ 164.6 $ 163.8 $ 161.6 $ 159.4 Net interest income $ 239.0 $ 266.8 $ 258.4 $ 238.9 $ 218.4 Add: Total non-interest income 49.9 22.9 41.6 16.4 44.1 Less: Net gain (loss) from investment securities (0.1) (24.2) — (23.4) (0.1) Less: Other income 1.7 — — — — Adjusted revenue (B) $ 287.3 $ 313.9 $ 300.0 $ 278.7 $ 262.6 Adjusted Efficiency Ratio (A)/(B) 55.83% 52.44% 54.60% 57.98% 60.70 % NON-GAAP RECONCILIATION 24 * Line items may not sum due to rounding

2Q22 3Q22 4Q22 1Q23 2Q23 (Dollars in millions) Net interest income on a fully-taxable equivalent ("FTE") basis (A) $ 241.1 $ 268.9 $ 260.7 $ 240.7 $ 220.2 Less purchase accounting accretion 16.7 17.7 8.4 5.2 4.6 Adjusted net interest income (B) $ 224.4 $ 251.2 $ 252.3 $ 235.5 $ 215.6 Average interest-earning assets (C) $ 29,752.4 $ 28,731.2 $ 28,680.9 $ 29,059.4 $ 28,328.8 Net interest margin (FTE), as reported (A annualized)/(C) 3.25% 3.71% 3.61% 3.36% 3.12 % Adjusted net interest margin (FTE) (B annualized)/(C) 3.03% 3.47% 3.49% 3.29% 3.05 % NON-GAAP RECONCILIATION 25 * Line items may not sum due to rounding

2Q22 3Q22 4Q22 1Q23 2Q23 (Dollars in millions); all adjustments are after-tax Net income (A) $ 64.1 $ 85.7 $ 85.8 $ 56.3 $ 67.0 Plus: Acquisition-related expenses 36.6 3.2 3.0 — — Plus: Other income items (1.4) — — — — Plus: Investment securities loss 0.1 19.2 — 17.7 0.1 Plus: Litigation accrual — 0.4 1.0 — — Adjusted net income (B) $ 99.4 $ 108.5 $ 89.8 $ 74.0 $ 67.1 Average stockholders' equity (C) $ 3,417.4 $ 3,239.7 $ 3,050.1 $ 3,147.0 $ 3,182.9 Return on average equity (A annualized)/(C) 7.52% 10.49% 11.16% 7.25% 8.44 % Adjusted return on average equity (B annualized)/(C) 11.67% 13.29% 11.68% 9.54% 8.46 % NON-GAAP RECONCILIATION 26 * Line items may not sum due to rounding